Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
14. Commitments and Contingencies
Leases
The Company is party to an operating lease at One Kendall Square, Cambridge, Massachusetts and occupies 22,561 square feet of laboratory and office space (the “OKS Facility”). On October 20, 2023, the Company entered into an amendment to the Lease Agreement that extended the lease expiration date from December 31, 2023 to September 30, 2024 and provided the Company with no option to further extend the lease expiration date. The Company is also party to an operating sublease agreement at Cummings Park in Woburn, Massachusetts and occupies

18,148 square feet of laboratory and office space (the “Cummings Park Sublease”) which expires on July 31, 2024.
The Company is party to an operating lease for 50,453 square feet of office and laboratory space at 60 First Street, Cambridge, Massachusetts (the “60 First Street Lease”). In May 2023, the Company obtained control over the space and the Company recognized the operating lease right-of-use
asset and the operating lease liability of $26.8 million on the commencement date of the lease. The total rental payments over the 11 year lease are expected to be $62.1 million, including rent credits and other lease incentives per the terms of the lease. Specifically, the 60 First Street Lease provides the Company with a tenant improvement allowance of $13.1 million. The Company utilized $2.3 million of the $13.1 million tenant improvement allowance as of December 31, 2023. The lease has remaining term approximately 10 years. The Company has an option to extend the lease for an additional period of five years with the rent during the option period being the then fair market rent.
Future minimum lease payments for all three leases, net of $10.8 million expected to be received and intended to be used related to the remaining tenant improvement allowance and rent credits associated with the 60 First Street Lease, as of December 31, 2023 were as follows (in thousands):

As of December 31, 2023
2024	(7,227)
2025	6,247
2026	7,341
2027	7,557
Thereafter	52,498

Total Future Minimum Leases Payments	66,416
Less: Interest	33,209

Present Value of Operating Lease Liabilities	33,207

As of December 31, 2023, the weighted average remaining lease term was 10.0 years and the weighted average incremental borrowing rate used to determine the operating lease liability was 11.2%.
The Company combines the lease and
non-lease
components of fixed costs in its lease arrangements as a single lease component. Variable costs, such as utilities and maintenance costs, are not included in the measurement of right-of-use
assets and lease liabilities, but rather are expensed when the event determining the amount of variable consideration to be paid occurs.
The following table summarizes the effect of lease costs in the Company’s consolidated statement of operations and comprehensive loss of its operating leases (in thousands):

	Year Ended December 31,
	2023	2022
Operating lease costs	$5,948	$1,675
Variable Lease Costs	1,211	732
Short-term Lease Costs	921	626

Total Lease Costs	$8,080	$3,033

Legal Contingencies
The Company accrues a liability for legal contingencies when it believes that it is both probable that a liability has been incurred and that the Company can reasonably estimate the amount of the loss. The Company reviews these accruals and adjusts them to reflect ongoing negotiations, settlements, rulings, advice of legal counsel and other relevant information. To the extent new information is obtained and the views on the probable outcomes of claims, suits, assessments, investigations or legal proceedings change, changes in the Company’s accrued liabilities would be recorded in the period in which such determination is made.

In addition, in accordance with the relevant authoritative guidance, for any matters in which the likelihood of material loss is at least reasonably possible, the Company will provide disclosure of the possible loss or range of loss. If a reasonable estimate cannot be made, however, the Company will provide disclosure to that effect. The Company expenses legal costs as they are incurred.
On June 3, 2021 and June 22, 2021, purported stockholders of the Company filed putative class action lawsuits in the U.S. District Court for the District of Massachusetts against the Frequency and the Frequency’s Chief Executive Officer, President, and Director, David Lucchino. On March 21, 2022, the two lawsuits were consolidated into a single lawsuit, Quinones et al. v. Frequency Therapeutics, Inc. et al. and on May 16, 2022, the Company’s Chief Development Officer, Dr. Carl Le Bel, was added as a defendant. The plaintiffs alleged violations of Sections 10(b), 20(a) and Rule 10b5 of the Securities Exchange Act of 1934, as amended (the Exchange Act), due to allegedly false and misleading statements and omissions about the Company’s Phase 2a clinical trial
(FX-322-202)
for its product candidate
FX-322
in the Company’s public disclosures between October 29, 2020 and March 22,2021. The lawsuit sought, among other things, damages in connection with the Company’s allegedly artificially inflated stock price between October 29,2020 and March 22, 2021 as a result of those allegedly false and misleading statements and omissions, as well as interest, attorneys’ fees and costs. The Company filed a motion to dismiss the Amended Complaint on July 15, 2022. On March 29, 2023, the Company’s motion to dismiss was granted and the lawsuit was dismissed in its entirety. On April 27, 2023, Plaintiff filed a notice of appeal to the United States Court of Appeals for the First Circuit from the order dismissing the lawsuit. On August 2, 2023, Plaintiff-Appellant submitted its opening brief to the First Circuit. The Company filed its response brief on October 27, 2023. The First Circuit heard oral argument on January 8, 2024, and has not yet issued a decision on plaintiff’s appeal. This matter is at the very early stages of the legal process, and as a result, the Company is not able to estimate a range of possible loss. Since an estimate of the possible loss or range of loss cannot be made at this time, no accruals have been recorded as of December 31, 2023.
Indemnifications
The Company indemnifies each of its officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at the Company’s request in such capacity, as permitted under Delaware law and in accordance with the Company’s amended and restated certificate of incorporation and bylaws. The term of the indemnification period lasts as long as an officer or director may be subject to any proceeding arising out of acts or omissions of such officer or director in such capacity.
The maximum amount of potential future indemnification is unlimited; however, the Company currently holds director and officer liability insurance. This insurance allows the transfer of risk associated with the Company’s exposure and may enable the Company to recover a portion of any future amounts paid. The Company believes that the fair value of these potential indemnification obligations is minimal. Accordingly, the Company has not recognized any liabilities relating to these obligations for any period presented.